ANNUAL
                                     REPORT

                                October 31, 1998

                     WARBURG PINCUS INSTITUTIONAL FUND, INC.

                       o  VALUE PORTFOLIO

                       o  SMALL COMPANY VALUE PORTFOLIO

                       o  SMALL COMPANY GROWTH PORTFOLIO

                       o  POST-VENTURE CAPITAL PORTFOLIO


More complete information about the fund, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-369-2728 or by writing to Warburg Pincus, P.O. Box 4906, Grand Central Station, New York, NY 10163.

                                     [LOGO]

From time to time, the portfolios' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the portfolios' management are as of the date of the letters and holdings described in this document are as of October 31, 1998; these views and holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

WARBURG PINCUS INSTITUTIONAL FUND -- VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Institutional Fund -- Value Portfolio (the "Portfolio") is total return. The Portfolio pursues its objective by investing primarily in the equity securities of large-capitalization domestic companies considered to be relatively undervalued.

     For the 12 months ended October 31, 1998, the Portfolio had a return of 9.76%, vs. a return of 21.98% for the S&P 500 Index*.

     The reporting period was ultimately a strong one for the U.S. stock market, though it was marked by periods of extreme volatility. Following new highs it set in mid-July, the market suffered a severe decline, with the S&P 500 Index plunging almost 20% by early September. The selloff was driven by a material deterioration in actual and forecasted U.S. corporate profit trends, as well as growing concerns over economic and political crises abroad. However, the market did finish the period on a positive note, rallying on the heels of two Federal Reserve interest-rate cuts.

     Against this backdrop, the Portfolio lagged the S&P 500 Index by a significant margin. The Portfolio's underperformance was largely attributable to its limited participation in market rallies, in particular those sharp, "narrow" rallies driven by relatively few stocks. (By illustration, the index's sharp rise between June 1 and July 17 was powered by stocks representing the 20 largest growth companies.) And while rallies tended to be narrow, market declines during the period were generally broad-based. All told, these trends hampered the Portfolio. Consistent with our value philosophy, we maintained limited exposure to the handful of large-cap growth stocks that, in fact, accounted for the bulk of the index's advance.

     We remained broadly diversified by sector during the period. That said, we made a number of strategy changes within certain industry groups, most notably among financial-services companies. The market's sharp decline in August and September created some compelling valuations here among stocks we had heretofore regarded as expensive. This prompted us to shift our focus away from insurance and mortgage-services stocks (specifically the government sponsored enterprise companies) and toward banking, brokerage and consumer-lending stocks. We added names such as Lehman Brothers Holdings, American Express and Household International, which we deemed to be oversold on investors' general concerns regarding balance sheet risk. In our view, the valuations of these stocks did not reflect the underlying earnings power of these companies under normal operating conditions.

     We modestly increased our exposure to the consumer area, specifically the food, beverages & tobacco sector. We continued to find attractive buying opportunities here, particularly among food companies in the process of

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WARBURG PINCUS INSTITUTIONAL FUND -- VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

restructuring their operations such as Keebler and H.J. Heinz. Elsewhere in the consumer area, we maintained exposure to the retail sector, where our holdings included department stores (e.g., Federated Department Stores and May Department Stores), as well as selected specialty retailers (most notably, Consolidated Stores and Payless ShoeSource). In very general terms, our positive view on the prospects for retail stocks is based on the industry's improved inventory-management skills (which has continued to enhance balance sheet returns), combined with reasonable valuations.

     Other noteworthy areas of emphasis for the Portfolio during the period included computer stocks. Our holdings here, which included IBM and Sun Microsystems, represented what we deemed to be undervalued stocks of companies with attractive rates of return and good long-term earnings growth potential. That said, we limited our exposure to other technology stocks during the period. We viewed most software stocks as unattractive on a valuation basis, and largely avoided commodity-type technology stocks (e.g., semiconductor stocks) due to our concerns over weakness in commodity prices.

     We also maintained some exposure to energy stocks. Our focus through the period was on multinational, integrated oil companies whose profit growth and free-cash generation is not heavily dependent on rising oil prices. Rather, we continued to emphasize companies whose growth is geared to expanding production profiles and continuous productivity enhancements. Our largest holdings here during the period included British Petroleum and Total.

     The rest of the Portfolio remained diversified across a wide range of sectors. These included the telecommunications & equipment area, where we held a mix of local and long-distance service providers, and health care, where we emphasized health-maintenance-organization companies. We deemed several HMO stocks to be attractively priced, given their reasonable valuations and higher underlying growth rates vs. other insurance-related stocks.

     Looking ahead, we believe that economic weakness abroad will continue to cloud the earnings picture in the U.S. and threaten specific stocks. And while the Federal Reserve's recent actions have helped calm the market, equities will likely continue to face frequent bouts of volatility. However, we also believe that a number of attractive investment opportunities exist from a relative-valuation perspective. In this context, our efforts will remain concentrated on identifying stocks we deem to have the best risk-adjusted longer-term prospects.

Brian S. Posner
Portfolio Manager

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WARBURG PINCUS INSTITUTIONAL FUND -- VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
           WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
                     SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- Value Portfolio (the "Portfolio") from June 30, 1997 (inception) to October 31, 1998, compared to the S&P 500 Index ("S&P")* for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:


                       Value Portfolio    S&P 500 Index

Jun-97                     10000            10000
Jul-97                     10790            10794.7
Aug-97                     10560.17         10190.95
Sep-97                     11090.29         10748.3
Oct-97                     10640.03         10390.38
Nov-97                     10910.28         10870.41
Dec-97                     11192.86         11057.38
Jan-98                     11273.45         11179.46
Feb-98                     12033.28         11984.6
Mar-98                     12519.42         12598.33
Apr-98                     12640.86         12725.07
May-98                     12600.41         12506.84
Jun-98                     12721.38         13014.87
Jul-98                     12386.8          12876.65
Aug-98                     10584.52         11015.2
Sep-98                     10908.41         11720.94
Oct-98                     11678.54         12674.21


                                                                 FUND
                                                                 ----
1 Year Total Return (9/30/97-9/30/98).......................    -1.63%
Average Annual Total Return Since Inception
  (6/30/97-9/30/98).........................................     7.18%

------------------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Institutional Fund -- Small Company Value Portfolio (the "Portfolio") is long-term capital appreciation. The Portfolio invests primarily in the equity securities of small-capitalization companies that are believed to be relatively undervalued. The Portfolio considers a "small" company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. As of November 30, 1998, the Russell 2000 Index included companies with market capitalizations between $10.3 million and $2.6 billion.

     For the 12 months ended October 31, 1998, the Portfolio had a loss of 20.20%, vs. a loss of 11.84% for the Russell 2000 Index*.

     The reporting period was extremely difficult for small-cap stocks, both in absolute terms and relative to their large-cap counterparts. Weighing on the group was a series of negative developments, most notably widening economic and financial turmoil in emerging markets. This resulted in diminished investor appetite for risk in all forms, including small-cap stocks, despite the group's strong domestic bias and good earnings prospects relative to large caps. The group did, though, end the period on a bright note, spurred by two Federal Reserve interest-rate cuts and by growing recognition of small caps' extremely compelling valuations relative to large-cap stocks.

     Against this backdrop, the Portfolio had a sizable loss, hurt by investors' general bearishness toward small caps. Relative to its benchmark, the Portfolio was hampered, primarily, by its focus on stocks comprising the smaller end of the small-cap area (the Portfolio's average market cap was roughly half that of its benchmark through much of the period). These bore the brunt of small caps' November-through-October decline.

     We made a few noteworthy changes to the Portfolio in terms of sector weightings as the period progressed. We increased our exposure to the financial area, specifically the banks and savings & loan sector. We added to our position here late in the period, when concern over turmoil in emerging markets weighed on bank stocks broadly. In our view, certain small-cap banks were unduly punished by this concern, given their limited exposure to emerging markets. Elsewhere in the financial area, we maintained a sizable presence in the financial-services sector, with a continued emphasis on insurance companies.

     We also increased our exposure to utilities. We had no exposure here through much of the period, reflecting our general concerns regarding small-cap utilities' cash flows. We established a position here in September,

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WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY VALUE PORTFOLIO ANNUAL
INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

however, adding companies we believed stood to benefit from asset restructurings and favorable regulatory developments.

     Areas we de-emphasized during the 12 months included energy stocks. We had no exposure here at the end of the period, viewing the prospects for a near-term recovery in energy prices to be underwhelming. We also lowered our exposure to consumer-discretionary-type companies late in the period, reflecting both profit-taking in specific issues and our general concerns over diminished consumer confidence. That said, we continued to find what we believed were attractive buying opportunities within certain consumer-related areas. One stock we added, in the auto-parts area, was Superior Industries, a manufacturer of cast aluminum wheels. We established the position during the summer, after the stock declined on pessimism regarding the General Motors strike and the automotive industry broadly -- despite continued strong auto sales. Our purchase was based on several positive factors, notably the company's solid return on equity and after-tax net margins (significantly above that of similar companies), as well as its debt-free balance sheet. In addition, the company has significant cash reserves and continues to generate good cash flows. All told, we deemed the stock, purchased at a P/E of about eight times estimated 1999 earnings (and about six times 1999 earnings with cash reserves netted out) to represent good value.

     Going forward, we are optimistic regarding the prospects for small-cap stocks, the group's difficulties during the period notwithstanding. For one, these issues continue to display historically compelling valuations relative to those of large caps. In addition, small caps are not heavily reliant on export sales, which account for almost half of large caps' revenues and which are projected to slow significantly. These factors stand to continue to support the rally in small caps witnessed since early October, particularly if the Federal Reserve remains in an accommodative-to-neutral mode. That said, careful stock selection remains critical. In this regard, we will continue to adhere to our strict value disciplines, focusing on underfollowed, beaten down stocks of companies with strong balance sheets and cash flows. As ever, we will strive to identify undervalued stocks whose true worth will receive wider market recognition over time.

Kyle F. Frey
Portfolio Manager

     Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.

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WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
         WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE
                PORTFOLIO SINCE INCEPTION AS OF OCTOBER 31, 1998

  The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- Small Company Value Portfolio (the "Portfolio") from October 31, 1997 (inception) to October 31, 1998, compared to the Russell 2000 Growth Index ("Russell")* for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                          Portfolio                        Russell 2000
                          ---------                        ------------
                           10000.00                          10000.00
      Jan-96                9850.00                           9917.30
      Feb-96               10360.00                          10369.53
      Mar-96               11280.00                          10574.53
      Apr-96               12500.00                          11386.34
      May-96               13250.00                          11970.23
      Jun-96               12820.00                          11192.53
      Jul-96               11630.00                           9826.26
      Aug-96               12460.00                          10553.69
      Sep-96               13300.00                          11097.21
      Oct-96               12920.00                          10618.59
      Nov-96               12940.00                          10913.89
      Dec-96               13310.00                          11126.71
      Jan-97               13690.00                          11404.65
      Feb-97               12840.00                          10716.04
      Mar-97               11780.00                           9959.92
      Apr-97               11580.00                           9844.78
      May-97               13150.00                          11324.55
      Jun-97               13730.00                          11708.57
      Jul-97               14370.00                          12308.51
      Aug-97               14799.66                          12677.89
      Sep-97               16519.38                          13689.59
      Oct-97               15890.00                          12867.39
      Nov-97               15599.21                          12560.76
      Dec-97               15508.73                          12567.79
      Jan-98               15218.72                          12400.27
      Feb-98               16498.61                          13494.96
      Mar-98               17397.79                          14061.07
      Apr-98               17197.71                          14147.27
      May-98               15847.69                          13119.47
      Jun-98               16028.36                          13253.68
      Jul-98               14358.20                          12146.87
      Aug-98               11328.62                           9342.88
      Sep-98               12277.96                          10290.16
      Oct-98               12888.17                          10826.89


                                                              PORTFOLIO
                                                              ---------
Aggregate Total Return Since Inception (10/31/97-9/30/98)...   -20.60%

------------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The object of Warburg Pincus Institutional Fund -- Small Company Growth Portfolio (the "Portfolio") is capital growth. The Portfolio pursues its objective by investing in equity securities of small-sized domestic companies. The Portfolio considers a "small" company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. As of November 30, 1998, the Russell 2000 Index included companies with market capitalizations between $10.3 million and $2.6 billion.
Note: The Portfolio reopened to new investors on November 10, 1998.

     For the 12 months ended October 31, 1998, the Portfolio had a loss of 18.88%, vs. a loss of 15.86% for the Russell 2000 Growth Index*.

     The reporting period was extremely difficult for small-cap stocks, both in absolute terms and relative to their large-cap counterparts. Hampering the group was investors' aversion to risk in all forms, given an increasingly uncertain earnings environment and a high level of stock-market volatility. This risk-avoidance mindset was most visible between mid-July and early October, when a confluence of negative events -- e.g., Russia's bond default -- resulted in a market slump, one that took a disproportionate toll on small caps. The group, though, ended the period on a bright note, buoyed by growing recognition of small caps' historically very compelling valuations and by an unexpected Federal Reserve interest-rate cut.

     Against this backdrop, the Portfolio had a significant loss for the 12 months. Hampering the Portfolio was investors' general bearishness toward small-cap stocks and weakness in certain areas, most specifically the technology area.

     We made a few noteworthy changes to the Portfolio during the 12 months in terms of sector exposure. Foremost, we raised our weighting in the business-services sector. We continued to find stocks where we deemed attractive, selling at significant discounts to these companies' underlying growth rates. Our increased weighting also reflected our heightened emphasis on domestically oriented stocks, given a relatively strong U.S. economy and ongoing financial turmoil in emerging markets. Along the same lines, we added to our position in the leisure & entertainment and communications & media sectors, and, in the technology area, shifted our focus toward domestically oriented software companies.

     Areas we de-emphasized during the period included commodity-sensitive sectors such as energy, reflecting our general concerns regarding commodity

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WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

prices. Another sector weighting we lowered was telecommunications & equipment. We eliminated most of our exposure here in the latter part of the period, due to turmoil in the corporate bond market. This clouded, in our view, the near-term prospects for most smaller-cap telecommunications companies, which tend to rely heavily on debt financing.

     Looking ahead, our outlook on the prospects for stocks of small-cap companies remains positive, notwithstanding their poor performance for the period. Small- cap companies continue to enjoy rapid earnings growth, both in absolute terms and relative to larger companies. In addition, their stock valuations remain very attractive compared to those of large caps, despite the rally in small-cap stocks over the past two months. These factors stand to draw ever-more attention to small caps, provided investors' aversion to risk continues to fade. Set against this backdrop, we will continue our efforts to identify those companies with the best potential for long-term growth.

Stephen J. Lurito
Portfolio Manager

     Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.

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WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
           WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY GROWTH
                PORTFOLIO SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Institutional Fund -- Small Company Growth Portfolio (the "Portfolio") from December 29, 1995 (inception) to October 31, 1998, compared to the Russell 2000 Growth Index for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                          Portfolio               Russell 2000 Growth Index
                          ---------               -------------------------
                           10000.00                       10000.00
     Jan-96                 9850.00                        9917.30
     Feb-96                10360.00                       10369.53
     Mar-96                11280.00                       10574.53
     Apr-96                12500.00                       11386.34
     May-96                13250.00                       11970.23
     Jun-96                12820.00                       11192.53
     Jul-96                11630.00                        9826.26
     Aug-96                12460.00                       10553.69
     Sep-96                13300.00                       11097.21
     Oct-96                12920.00                       10618.59
     Nov-96                12940.00                       10913.89
     Dec-96                13310.00                       11126.71
     Jan-97                13690.00                       11404.65
     Feb-97                12840.00                       10716.04
     Mar-97                11780.00                        9959.92
     Apr-97                11580.00                        9844.78
     May-97                13150.00                       11324.55
     Jun-97                13730.00                       11708.57
     Jul-97                14370.00                       12308.51
     Aug-97                14799.66                       12677.89
     Sep-97                16519.38                       13689.59
     Oct-97                15890.00                       12867.39
     Nov-97                15599.21                       12560.76
     Dec-97                15508.73                       12567.79
     Jan-98                15218.72                       12400.27
     Feb-98                16498.61                       13494.96
     Mar-98                17397.79                       14061.07
     Apr-98                17197.71                       14147.27
     May-98                15847.69                       13119.47
     Jun-98                16028.36                       13253.68
     Jul-98                14358.20                       12146.87
     Aug-98                11328.62                        9342.88
     Sep-98                12277.96                       10290.16
     Oct-98                12888.17                       10826.89


                                                              PORTFOLIO
                                                              ---------

1 Year Total Return (9/30/97-9/30/98).......................   -25.67%
Average Annual Total Return (12/29/95-9/30/98)..............     7.73%

------------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. The Russel 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS INSTITUTIONAL FUND -- POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Institutional Fund -- Post-Venture Capital Portfolio (the "Portfolio") is long-term growth of capital. The Portfolio pursues its objective by investing primarily in equity securities of companies considered to be in their post-venture-capital stage of development.

     For the 12 months ended October 31, 1998, the Portfolio had a loss of 17.70%, vs. losses of 15.86% for the Russell 2000 Growth Index*, 13.85% for the Russell 2500 Growth Index** and 11.42% for the NASDAQ Industrial Index***.

     The period was a highly volatile one for the types of small-cap and aggressive-growth stocks targeted by the Portfolio. These stocks saw good performance through mid July, but sold off heavily as investors retreated from risk in general. This risk-avoidance mindset reflected a series of negative developments, notably Russia's financial meltdown and widening turmoil elsewhere in emerging markets. Small-cap and aggressive-growth stocks recovered some of their losses at the end of the period, however. Valuations on these issues, which were historically compelling before the group's steep decline, became much more so by early October. This prompted investors to increasingly revisit the group, a trend that accelerated after the Federal Reserve unexpectedly reduced interest rates in the middle of the month.

     Against this backdrop, the Portfolio suffered a sizable loss. Weighing on the Portfolio was investors' bearishness toward smaller-cap and aggressive-growth stocks and weakness in specific areas, most notably the technology area.

     We made a few noteworthy changes to the Portfolio as the period progressed in terms of broad strategies. Most notably, we increased our emphasis on the Internet as an investment theme. The Internet, in our view, has evolved from being a purely technological phenomenon to become a viable mass-market medium, one with enormous implications for consumers, businesses and government. Specific stocks that stand to benefit from the Internet's growth over the longer term include Internet-service-provider and business- and consumer-services stocks.

     In terms of sector exposure, we made several changes to the Fund worthy of mention during the 12 months. One move we made, and one reflective of our heightened Internet focus, was to increase our exposure to the communications & media area. Stocks we added here included Yahoo! and America Online. We believe these companies will continue to take advantage of their strong brand names to expand their customer bases.

     We also increased our weighting in the business-services sector, a change partly based on our more-favorable view of the Internet. We believe many service providers, in particular those providing distribution and fulfillment services, will benefit from higher volumes of Internet commerce. Our higher

WARBURG PINCUS INSTITUTIONAL FUND -- POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

weighting here also reflected our increased focus on domestically oriented companies during the period.

     One weighting we reduced was the electronics area, reflecting our general concerns over high capacity in the industry. That said, we continued to find stocks we believe have good long-term growth prospects. Our holdings here included Vitesse Semiconductor, a company that went public in 1991 after receiving venture backing from, among other groups, Mohr, Davidow Ventures, a partnership focusing exclusively on entrepreneurial companies in the western U.S. Vitesse manufactures integrated circuits using gallium arsenide-based (as opposed to silicon-based) technology. As such, these circuits are relatively high-speed, low-heat products that could see significant long-term demand growth within, for example, the data-communications area.

     Elsewhere, notable sector weightings for the Portfolio included computers, where we had a bias toward domestically oriented software companies; financial services, where we emphasized insurance and asset-management stocks; and retail. One noteworthy move we made in the last area was to add to our position in Barnes & Noble. The bookseller has continued to exhibit significant same-store sales growth while expanding its Internet presence as well.

     Going forward, our outlook on the collective prospects for stocks of post-venture companies remains positive, the Portfolio's loss for the period notwithstanding. (We define a post-venture capital company as one that has received venture-capital financing either during the early stages of the company's existence or the development of a new product or service, or as part of a restructuring or recapitalization. The investment of venture-capital financing, distribution of securities to venture-capital investors or initial public offering, whichever is later, will have been made within 10 years of the Portfolio's investment.) These companies continue to have rapid earnings growth, both in absolute terms and relative to blue-chip-type companies, and their stock valuations range from reasonable to very attractive. Set against this backdrop, we will continue to devote our efforts to identifying innovative, well-financed companies with the best long-term prospects.

Elizabeth B. Dater                  Stephen J. Lurito
Co-Portfolio Manager                Co-Portfolio Manager

     Because of the nature of the Portfolio's holdings and certain strategies it may use, an investment in the Portfolio involves certain risks and may not be appropriate for all investors. The Prospects contains more complete information on the special risk considerations associated with post-venture-capital investments. It should be read carefully before investing.

WARBURG PINCUS INSTITUTIONAL FUND -- POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
           WARBURG PINCUS INSTITUTIONAL FUND -- POST-VENTURE CAPITAL
                PORTFOLIO SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Institutional Fund -- Post-Venture Capital Portfolio (the "Portfolio") from October 31, 1997 (inception) to October 31, 1998, compared to the Russell 2000 Growth Index ("R2000G"),* Russell 2500 Growth Index ("R2500G")** and the NASDAQ Industrials Index ("NASDAQ")*** for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

               Portfolio           R2000G             R2500G            NASDAQ
               ---------          --------           --------          --------
                10000.00          10000.00           10000.00          10000.00
Nov-97           9870.00           9762.00            9846.70           9856.50
Dec-97           9739.72           9767.86            9811.74           9624.58
Jan-98           9540.05           9637.65            9683.60           9559.32
Feb-98          10419.64          10488.46           10514.94          10331.43
Mar-98          11319.90          10928.45           10905.36          10733.94
Apr-98          11150.10          10995.45           11004.49          10951.09
May-98          10399.70          10196.63           10298.11          10490.27
Jun-98          10609.78          10300.94           10373.60          10514.92
Jul-98           9310.08           9440.71            9601.18           9923.45
Aug-98           7110.11           7261.41            7419.41           7637.49
Sep-98           7690.29           7997.65            8069.94           8132.47
Oct-98           8230.15           8414.81            8614.82           8790.39


                                                               PORTFOLIO
                                                               ---------
Aggregate Total Return Since Inception (10/31/97-9/30/98)...    -23.10%

------------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than- average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 22% of the total market capitalization of the Russell 3000 Index.

*** The NASDAQ Industrial Index measures the stock price performance of more than 3000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4500 stocks traded over the counter.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES      VALUE
                                                       ------      -----

COMMON STOCK (89.5%)
Aerospace & Defense (5.0%)
   General Dynamics Corp.                              13,600   $   804,950
   Gulfstream Aerospace Corp. +                        15,200       672,600
   Litton Industries, Inc. +                           10,000       652,500
   Raytheon Co. Class A                                14,700       823,200
                                                                -----------
                                                                  2,953,250
                                                                -----------
Banks & Savings & Loans (3.4%)
   Citigroup, Inc.                                     26,625     1,253,039
   Washington Mutual, Inc.                             20,200       756,237
                                                                -----------
                                                                  2,009,276
                                                                -----------
Building & Building Materials (1.6%)
   USG Corp.                                           19,450       927,522
                                                                -----------
Business Services (1.0%)
   WPP Group PLC                                       68,200       339,219
   WPP Group PLC ADR                                    4,900       243,775
                                                                -----------
                                                                    582,994
                                                                -----------
Capital Equipment (4.0%)
   AlliedSignal, Inc.                                  12,900       502,294
   American Standard Co., Inc. +                       12,800       408,800
   Caterpillar, Inc.                                    3,600       162,000
   Emerson Electric Co.                                 7,400       488,400
   ITT Industries, Inc.                                22,500       804,375
                                                                -----------
                                                                  2,365,869
                                                                -----------
Chemicals (2.4%)
   Ferro Corp.                                         13,350       340,425
   Rhone Poulenc SA ADR Series A                       12,200       569,587
   Union Carbide Corp.                                 13,500       519,750
                                                                -----------
                                                                  1,429,762
                                                                -----------
Communications & Media (0.5%)
   Scripps (E.W.) Co. Class A                           6,400       283,200
                                                                -----------
Computers (6.5%)
   Compaq Computer Corp.                               27,000       853,875
   International Business Machines Corp.               12,250     1,818,359
   Sun Microsystems, Inc. +                            17,100       996,075
   Unisys Corp. +                                       6,500       173,062
                                                                -----------
                                                                  3,841,371
                                                                -----------
Conglomerates (3.3%)
   Harsco Corp.                                        18,750       614,062
   TRW, Inc.                                           14,200       808,512
   United Technologies Corp.                            5,600       533,400
                                                                -----------
                                                                  1,955,974
                                                                -----------
Consumer Durables (3.7%)
   Chrysler Corp.                                      15,700       755,562
   Ford Motor Co.                                      21,500     1,166,375
   Maytag Corp.                                         5,600       276,850
                                                                -----------
                                                                  2,198,787
                                                                -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------
                                                         NUMBER
                                                           OF
                                                         SHARES        VALUE
                                                         -------       -----
COMMON STOCKS (CONT'D)

Consumer Non-Durables (1.4%)
     Premark International, Inc.                         26,300     $  833,381
                                                                    ----------
Electronics (1.0%)
     Dallas Semiconductor Corp.                          11,300        418,100
     Tektronix, Inc.                                     10,100        180,537
                                                                    ----------
                                                                       598,637
                                                                    ----------
  Energy (6.9%)
     British Petroleum Co. PLC ADR                       22,715      2,008,858
     Burlington Resources, Inc.                          14,400        593,100
     Royal Dutch Petroleum Co. ADR                        9,900        487,575
     Total SA ADR                                        17,100      1,000,350
                                                                    ----------
                                                                     4,089,883
                                                                    ----------
Environmental Services (1.5%)
     Waste Management, Inc.                              19,300        870,912
                                                                    ----------
Financial Services (10.8%)
     American Express Co.                                 6,050        534,669
     Associates First Capital Corp. Class A               3,559        250,909
     Fannie Mae                                           6,700        474,444
     FINOVA Group, Inc.                                  11,700        570,375
     Household International, Inc.                        8,900        325,406
     Lehman Brothers Holdings, Inc.                      29,700      1,126,744
     MBIA, Inc.                                          16,300        996,337
     MGIC Investment Corp.                               13,500        526,500
     Old Republic International Corp.                    18,100        343,900
     Terra Nova (Bermuda) Holdings, Ltd. Class A         11,500        319,125
     The PMI Group, Inc.                                 17,800        897,787
                                                                    ----------
                                                                     6,366,196
                                                                    ----------
Food, Beverages & Tobacco (8.3%)
     Anheuser-Busch Companies, Inc.                      24,400      1,450,275
     Corn Products International, Inc.                   12,300        350,550
     Heinz (H.J.) Co.                                     6,100        354,562
     Interstate Bakeries Corp.                            3,700         92,731
     Keebler Foods Co. +                                 19,950        573,562
     Philip Morris Companies, Inc.                       23,700      1,211,662
     Ralston Purina Group                                12,900        430,538
     Sara Lee Corp.                                       7,500        447,656
                                                                    ----------
                                                                     4,911,536
                                                                    ----------
Healthcare (4.7%)
     Baxter International, Inc.                          13,600        815,150
     Tenet Healthcare Corp. +                            15,700        438,619
     Trigon Healthcare, Inc. +                           24,000        900,000
     Wellpoint Health Networks, Inc. +                    7,900        581,638
                                                                    ----------
                                                                     2,735,407
                                                                    ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------
                                                         NUMBER
                                                           OF
                                                         SHARES        VALUE
                                                         -------       -----
COMMON STOCKS (CONT'D)

Industrial Manufacturing & Processing (1.7%)
     UNOVA, Inc. +                                       69,700     $ 1,006,294
                                                                    -----------
Metals & Mining (1.1%)
     Aluminum Company of America                          8,114         643,035
                                                                    -----------
Office Equipment & Supplies (0.6%)
     Pitney Bowes, Inc.                                   6,600         363,413
                                                                    -----------

Pharmaceuticals (1.2%)
     Merck & Co., Inc.                                    5,400         730,350
                                                                    -----------
Publishing (0.6%)
     R.R. Donnelley & Sons, Co.                           7,700         332,063
                                                                    -----------
Real Estate (0.4%)
     Equity Residential Properties Trust                  6,100         256,200
                                                                    -----------
Retail (6.6%)
     CompUSA, Inc. +                                     19,300         267,788
     Consolidated Stores Corp. +                         28,800         473,400
     Federated Department Stores, Inc. +                 31,600       1,214,625
     May Department Stores Co.                           11,300         689,300
     Payless ShoeSource, Inc. +                           5,726         268,764
     Saks, Inc. +                                        13,700         311,675
     Sears, Roebuck and Co.                              14,000         629,125
                                                                    -----------
                                                                      3,854,677
                                                                    -----------
Telecommunications & Equipment (8.0%)
     ALLTEL Corp.                                         6,100         285,556
     Ameritech Corp.                                     14,500         782,094
     AT&T Corp.                                          17,900       1,114,275
     Bell Atlantic Corp.                                 22,918       1,217,519
     BellSouth Corp.                                      7,900         630,519
     SBC Communications, Inc.                            14,400         666,900
                                                                    -----------
                                                                      4,696,863
                                                                    -----------
Transportation (0.6%)
     Burlington Northern Santa Fe Corp.                  11,100         342,713
                                                                    -----------
Utilities-Electric (2.7%)
     Allegheny Energy, Inc.                              13,600         418,200
     American Electric Power Co., Inc.                    8,600         420,863
     DQE, Inc.                                            2,200          86,763
     Illinova Corp.                                       9,000         227,813
     Wisconsin Energy Corp.                              13,500         413,438
                                                                    -----------
                                                                      1,567,077
                                                                    -----------
TOTAL COMMON STOCK (Cost $49,727,776)                                52,746,642
                                                                    -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                               NUMBER
                                                                 OF
                                                               SHARES        VALUE
                                                               ------        -----
PREFERRED STOCK (2.8%)
 Capital Equipment (1.0%)
   Ingersoll-Rand Co. Series G 0.78% (Convertible 05/15/01)
     PRIDES                                                    26,100   $   554,625
                                                                        -----------
 Communications & Media (0.9%)
   AirTouch Communications, Inc. Series B 6.00% (Callable
     08/16/99 at $35.96)                                       10,900       501,400
                                                                        -----------
 Industrial Manufacturing & Processing (0.4%)
   MediaOne Group, Inc.                                         4,500       242,438
                                                                        -----------
 Real Estate (0.5%)
   Equity Residential Properties Series G 7.25% (Callable
     09/15/02 at $25.91) REIT                                  13,600       311,950
                                                                        -----------
TOTAL PREFERRED STOCK (Cost $1,586,745)                                   1,610,413
                                                                        -----------


                                                                 PAR
                                                                (000)
                                                                -----
CORPORATE BONDS (0.7%)
   National Semiconductor Corp. (Convertible) 6.50%,
     10/01/02 (Callable 10/01/99 at $102.79)                      340       275,825
   Rite Aid Corp. (Convertible) 5.25%, 9/15/02 (Callable
     09/15/00 at $102.10)                                         101       128,775
                                                                        -----------
TOTAL CORPORATE BONDS (Cost $427,456)                                       404,600
                                                                        -----------
SHORT-TERM INVESTMENTS (7.1%)
   Repurchase agreement with State Street Bank & Trust Co.
   dated 10/30/98 at 5.400% to be repurchased at $4,197,888
   on 11/02/98. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from $21,390,000 to
   $50,000,000, 3.375%-5.500%, 02/28/03-04/15/28. Pro rata
   market value of collateral is $4,279,944.) (Cost
   $4,196,000)                                                  4,196     4,196,000
                                                                        -----------
TOTAL INVESTMENTS AT VALUE (100.1%) (Cost $55,937,977*)                  58,957,655
                                                                        -----------
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1%)                                (47,568)
                                                                        -----------
NET ASSETS (100.0%) (applicable to 5,110,466 shares
outstanding)                                                            $58,910,087
                                                                        ===========
NET ASSET VALUE, offering and redemption price per share
($58,910,087 divided by 5,110,466)                                      $     11.53
                                                                        ===========

                            INVESTMENT ABBREVIATIONS

                                ADR =  American Depository Receipt
                             PRIDES =  Preferred Redeemable Increased Dividends Equity Securities
                               REIT =  Real Estate Investment Trust

--------------------------------------------------------------------------------
+ Non-income producing security.
* Cost for federal income tax purposes is $56,099,272.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES      VALUE
                                                        ------      -----

COMMON STOCK (91.0%)
Banks & Savings & Loans (7.5%)
   Century Bancorp, Inc. Class A                         1,200   $    23,250
   Quaker City Bancorp, Inc. +                           2,850        42,750
   Riggs National Corp.                                  1,400        33,775
   Texas Regional Bancshares, Inc.                       1,500        34,125
                                                                 -----------
                                                                     133,900
                                                                 -----------
Building & Building Materials (5.7%)
   Cavalier Homes, Inc.                                  6,500        62,969
   Walter Industries, Inc. +                             2,800        39,200
                                                                 -----------
                                                                     102,169
                                                                 -----------
Business Services (1.9%)
   Harland (John H.) Co.                                 2,300        33,350
                                                                 -----------
Capital Equipment (3.5%)
   Avondale Industries, Inc. +                           2,100        54,731
   Gardner Denver, Inc. +                                  600         8,625
                                                                 -----------
                                                                      63,356
                                                                 -----------
Conglomerates (1.8%)
   Justin Industries, Inc.                                 300         4,350
   Watts Industries, Inc. Class A                        1,500        27,562
                                                                 -----------
                                                                      31,912
                                                                 -----------
Consumer Durables (7.5%)
   Aftermarket Technology Corp. +                        3,800        23,750
   La-Z-Boy, Inc.                                        3,000        55,125
   Superior Industries International, Inc.               2,100        54,994
                                                                 -----------
                                                                     133,869
                                                                 -----------
Consumer Non-Durables (6.4%)
   Home Products International, Inc. +                   6,200        62,000
   St. John Knitts, Inc.                                   500        10,094
   Standex International Corp.                           1,700        41,969
                                                                 -----------
                                                                     114,063
                                                                 -----------
Electronics (1.1%)
   Exar Corp. +                                          1,100        18,975
                                                                 -----------
Engineering & Construction (1.3%)
   Gradall Industries, Inc. +                            1,600        23,400
                                                                 -----------
Financial Services (17.6%)
   Chartwell Re Corp.                                      700        17,412
   Commerce Group, Inc.                                  1,300        45,013
   Delphi Financial Group, Inc. Class A +                  960        44,760
   HCC Insurance Holdings, Inc.                          1,900        34,081
   Long Beach Financial Corp. +                          2,400        17,250

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS (CONT'D)
                                                          NUMBER
                                                            OF
                                                          SHARES      VALUE
                                                          ------      -----

   NAC Re Corp.                                              700   $    33,906
   National Western Life Insurance Co. Class A +             500        58,500
   Terra Nova (Bermuda) Holdings, Ltd. Class A             2,300        63,825
                                                                   -----------
                                                                       314,747
                                                                   -----------
Food, Beverages & Tobacco (1.9%)
   Vlasic Foods International, Inc. +                      1,800        33,638
                                                                   -----------
Industrial Manufacturing & Processing (2.5%)
   UNOVA, Inc. +                                           3,100        44,756
                                                                   -----------
Leisure & Entertainment (2.3%)
   SCP Pool Corp. +                                        2,950        40,931
                                                                   -----------
Lodging & Restaurants (2.8%)
   Ryan's Family Steak Houses, Inc. +                      4,600        49,450
                                                                   -----------
Metals & Mining (4.0%)
   Inland Steel Industries, Inc.                           1,833        33,452
   Universal Stainless & Alloy Products, Inc. +            5,500        37,641
                                                                   -----------
                                                                        71,093
                                                                   -----------
Paper & Forest Products (2.5%)
   Caraustar Industries, Inc.                                700        16,625
   Wausau-Mosinee Paper Corp.                              1,600        27,900
                                                                   -----------
                                                                        44,525
                                                                   -----------
Real Estate (6.9%)
   U.S. Restaurant Properties, Inc.                        1,100        26,881
   Weeks Corp.                                             2,100        61,031
   Western Water Co. +                                     6,300        35,438
                                                                   -----------
                                                                       123,350
                                                                   -----------
Retail (0.9%)
   Filene's Basement Corp. +                               1,700         3,241
   Fingerhut Cos., Inc.                                    1,600        13,500
                                                                   -----------
                                                                        16,741
                                                                   -----------
Transportation (5.2%)
   Landstar Systems, Inc. +                                2,000        71,000
   M.S. Carriers, Inc. +                                   1,000        21,500
                                                                   -----------
                                                                        92,500
                                                                   -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------
                                                         NUMBER
                                                           OF
                                                         SHARES       VALUE
                                                         -------      -----
COMMON STOCKS (CONT'D)
Utilities-Electric (7.7%)
     Commonwealth Energy System, Inc.                     1,000    $   37,312
     Idacorp, Inc.                                        1,100        34,375
     Public Service Company of New Mexico                 1,700        37,506
     UniSource Energy Corp. +                             1,800        27,900
                                                                   ----------
                                                                      137,093
                                                                   ----------
TOTAL COMMON STOCK (Cost $1,729,135)                                1,623,818
                                                                   ----------

                                                          Par
                                                         (000)
                                                         -----
SHORT-TERM INVESTMENTS (9.3%)
     Repurchase agreement with State Street Bank
     & Trust Co. dated 10/30/98 at 5.400% to
     be repurchased at $165,074 on 11/02/98.
     (Collateralized by a pro rata amount of
     U.S. Treasury Notes ranging in par values
     from $21,390,000 to $50,000,000, 3.375%-5.500%,
     02/28/03-04/15/28. Pro rata market value of
     collateral is $168,301.) (Cost $165,000)               165       165,000
                                                                   ----------
TOTAL INVESTMENTS AT VALUE (100.3%)(Cost $1,894,135*)               1,788,818
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)                           (4,949)
                                                                   ----------
NET ASSETS (100.0%) (applicable to 223,446 shares
  outstanding)                                                     $1,783,869
                                                                   ==========
NET ASSET VALUE, offering and redemption price per
  share ($1,783,869 divided by 223,446)                            $     7.98
                                                                   ==========
--------------------------------------------------------------------------------
+ Non-income producing security.
* Cost for federal income tax purposes is $1,918,485.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                           NUMBER
                                                             OF
                                                           SHARES       VALUE
                                                           ------       -----

COMMON STOCKS (92.5%)
Aerospace & Defense (2.0%)
   Prescient Systems, Inc. (Private Placement) +#           20,000   $ 2,000,000
   Tristar Aerospace Co. +                                 182,500     1,870,625
                                                                     -----------
                                                                       3,870,625
                                                                     -----------
Banks & Savings & Loans (1.1%)
   City National Corp.                                      61,300     2,095,694
                                                                     -----------
Business Services (12.6%)
   Acxiom Corp. +                                           89,340     2,244,667
   CB Richard Ellis Services, Inc. +                        69,900     1,363,050
   Getty Images, Inc. +                                    124,000     1,526,750
   Hypercom Corp. +                                        173,700     1,650,150
   INSpire Insurance Solutions, Inc. +                      43,800     1,095,000
   Kroll-O'Gara Co. +                                       90,300     2,223,637
   LaSalle Partners, Inc. +                                 59,500     1,740,375
   Lason Holdings, Inc. +                                   33,600     1,839,600
   QRS Corp. +                                              73,133     2,779,054
   Romac International, Inc. +                             106,400     1,862,000
   Technology Solutions Co. +                              139,575     1,674,900
   Trammell Crow Co. +                                      80,100     1,732,162
   Wilmar Industries, Inc. +                               112,200     2,776,950
                                                                     -----------
                                                                      24,508,295
                                                                     -----------
Communications & Media (6.1%)
   Central European Media Enterprises, Ltd. Class A +       97,647       622,500
   Granite Broadcasting Corp. +                            216,600     1,110,075
   Heftel Broadcasting Corp. Class A +                      56,700     2,331,787
   Infoseek Corp. +                                         47,000     1,389,437
   Lycos, Inc. +                                            62,300     2,530,937
   Metro Networks, Inc. +                                   70,200     2,571,075
   Network Event Theater, Inc. +#                          283,968     1,224,612
                                                                     -----------
                                                                      11,780,423
                                                                     -----------
Computers (7.9%)
   Advent Software, Inc. +                                  44,500     1,546,375
   Boole & Babbage Inc. +                                   86,750     2,309,719
   Documentum, Inc. +                                       23,200       788,800
   JDA Software Group, Inc. +                              119,400     1,134,300
   Mercury Interactive Corp. +                              48,200     2,000,300
   National Instruments Corp. +                             68,682     1,880,170
   Radiant Systems, Inc. +                                 131,000       884,250
   Transactions Systems Architects, Inc. Class A +          90,300     3,259,266
   Women.com Networks +#                                   455,927     1,500,000
                                                                     -----------
                                                                      15,303,180
                                                                     -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS (CONT'D)
                                                         NUMBER
                                                           OF
                                                         SHARES       VALUE
                                                         ------       -----

Consumer Non-Durables (3.0%)
   Central Garden & Pet Co. +                            106,500   $ 2,103,375
   Interface, Inc.                                       171,800     2,115,287
   U.S. Home & Garden, Inc. +                            347,000     1,539,812
                                                                   -----------
                                                                     5,758,474
                                                                   -----------
Consumer Services (4.8%)
   DeVRY, Inc. +                                         146,304     3,218,688
   ITT Educational Services, Inc. +                       81,400     2,416,562
   Service Experts, Inc. +                                59,200     1,787,100
   Strayer Education, Inc.                                58,700     1,995,800
                                                                   -----------
                                                                     9,418,150
                                                                   -----------
Electronics (7.6%)
   Aavid Thermal Technologies, Inc. +                     89,600     1,344,000
   Avant! Corp. +                                        125,731     2,145,285
   Burr-Brown Corp. +                                    104,651     1,942,584
   Flextronics International Ltd. +                       39,400     2,046,337
   Maximum Integrated Products, Inc. +                    43,600     1,555,975
   Uniphase Corp. +                                       52,300     2,588,850
   Vitesse Semiconductor Corp. +                          51,900     1,673,775
   Xilinx, Inc. +                                         32,900     1,469,191
                                                                   -----------
                                                                    14,765,997
                                                                   -----------
Energy (2.1%)
   Chieftain International, Inc. +                        92,700     1,819,238
   Stone Energy Corp. +                                   67,400     2,165,225
                                                                   -----------
                                                                     3,984,463
                                                                   -----------
Environmental Services (2.3%)
   Allied Waste Industries, Inc. +                       100,000     2,162,500
   Casella Waste Systems, Inc. +                          80,100     2,362,950
                                                                   -----------
                                                                     4,525,450
                                                                   -----------
Financial Services (3.5%)
   Amerin Corp. +                                         78,000     1,667,250
   Enhance Financial Services Group, Inc.                 57,400     1,409,888
   Terra Nova Bermuda Holdings, Ltd.                      79,900     2,217,225
   Triad Guaranty, Inc. +                                 70,100     1,489,625
                                                                   -----------
                                                                     6,783,988
                                                                   -----------
Food, Beverages & Tobacco (2.6%)
   Ben & Jerry's Homemade, Inc. Class A +                112,600     2,167,550
   Consolidated Cigar Holdings, Inc. +                   116,900     1,344,350
   Suiza Foods Corp. +                                    44,900     1,464,863
                                                                   -----------
                                                                     4,976,763
                                                                   -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS (CONT'D)
                                                         NUMBER
                                                           OF
                                                         SHARES       VALUE
                                                         ------       -----

Healthcare (7.9%)
   Advance Paradigm, Inc. +                               99,500   $ 3,283,500
   Assisted Living Concepts, Inc. +                      119,300     1,610,550
   Core, Inc. +                                          228,400     1,427,500
   Hanger Orthopedic Group, Inc. +                       115,500     2,281,125
   Minimed, Inc. +                                        45,100     2,503,050
   NovaCare, Inc. +                                       34,400       141,900
   Renal Care Group, Inc. +                               97,650     2,844,056
   VWR Scientific Products Corp. +                        51,100     1,242,369
                                                                   -----------
                                                                    15,334,050
                                                                   -----------
Leisure & Entertainment (8.2%)
   Ambassadors International, Inc. +                      76,600     1,120,275
   Championship Auto Racing Teams, Inc. +                131,200     3,263,600
   Coach USA, Inc. +                                      75,000     2,010,938
   Fairfield Communities, Inc. +                         154,800     1,518,975
   Family Golf Centers, Inc. +                           107,850     2,271,591
   Premier Parks, Inc. +                                 142,000     3,150,625
   Sunterra Corp. +                                      107,200     1,018,400
   Vistana, Inc. +                                       142,600     1,586,425
                                                                   -----------
                                                                    15,940,829
                                                                   -----------
Lodging & Restaurants (1.2%)
   Bob Evans Farms, Inc.                                 120,100     2,364,469
                                                                   -----------
Oil Services (1.8%)
   Global Industries, Ltd. +                             110,200     1,060,675
   Petroleum Geo-Services ADR +                          112,862     2,412,425
   Southern Mineral Corp. +                               58,875        95,672
                                                                   -----------
                                                                     3,568,772
                                                                   -----------
Pharmaceuticals (7.7%)
   Alkermes, Inc. +                                      112,300     2,189,850
   ChiRex, Inc. +                                        106,500     1,624,125
   Geltex Pharmaceuticals, Inc. +                         51,300     1,282,500
   Jones Pharma, Inc.                                     57,100     1,845,044
   SangStat Medical Corp. +                               50,400     1,045,800
   Sepracor, Inc. +                                       50,400     3,458,700
   Serologicals Corp. +                                  153,825     3,480,291
                                                                   -----------
                                                                    14,926,310
                                                                   -----------
Publishing (0.9%)
   Petersen Companies, Inc. Class A +                     63,300     1,681,406
                                                                   -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES       VALUE
                                                        ------       -----
COMMON STOCKS (CONT'D)
Retail (3.6%)
     99 Cents Only Stores +                             34,500     $  1,595,625
     Borders Group, Inc. +                              70,400        1,786,400
     Stage Stores, Inc. +                              116,500        1,543,625
     Whole Foods Market, Inc. +                         51,700        2,071,231
                                                                   ------------
                                                                      6,996,881
                                                                   ------------
Telecommunications & Equipment (2.6%)
     Intermedia Communications of Florida, Inc. +       68,800        1,272,800
     McLeodUSA, Inc. Class A +                          63,100        2,307,094
     Teledata Communications, Ltd. +                    97,200        1,488,375
                                                                   ------------
                                                                      5,068,269
                                                                   ------------
Transportation (3.0%)
     Heartland Express, Inc. +                          82,750        1,489,500
     Mark VII, Inc. +                                  127,862        2,109,723
     Simon Transportation Services, Inc. +             113,000          621,500
     Swift Transportation Co., Inc. +                   76,800        1,696,800
                                                                   ------------
                                                                      5,917,523
                                                                   ------------
TOTAL COMMON STOCK (Cost $172,415,025)                              179,570,011
                                                                   ------------

                                                         PAR
                                                        (000)
                                                        -----

CORPORATE BOND (1.0%)
     Mansur Industries 8.25%, 02/23/03
       (Cost $2,000,000) #                               2,000        2,000,000
                                                                   ------------
SHORT-TERM INVESTMENTS (5.6%)
  Repurchase agreement with State Street Bank &
  Trust Co. dated 10/30/98 at 5.400% to be
  repurchased at $10,799,858 on 11/02/98.
  (Collateralized by pro rata amount of U.S.
  Treasury Notes ranging in par values from
  $21,390,000 to $50,000,000, 3.375%-5.500%,
  02/28/03-04/15/28. Pro rata market value of
  collateral is $11,010,961.) (Cost $10,795,000)        10,795       10,795,000
                                                                   ------------
TOTAL INVESTMENTS AT VALUE (99.1%)
  (Cost $185,210,025*)                                              192,365,011
OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)                          1,798,758
                                                                   ------------
NET ASSETS (100.0%) (applicable to 15,067,962
  shares outstanding)                                              $194,163,769
                                                                   ============
NET ASSET VALUE, offering and redemption price
  per share ($194,163,769 divided by 15,067,962)                   $      12.89
                                                                   ============


                            INVESTMENT ABBREVIATIONS

                            ADR =  American Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing security.
# Restricted security.
* Cost for federal income tax purposes is $185,351,740.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- POST-VENTURE CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS
October 31, 1998
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES       VALUE
                                                         ------       -----

COMMON STOCKS (100.0%)
Aerospace & Defense (1.9%)
   Gulfstream Aerospace Corp.+                               500   $    22,125
                                                                   -----------
Business Services (16.8%)
   BISYS Group, Inc. +                                       300        13,125
   Hays PLC                                                  700        10,322
   IMS Health, Inc.                                          200        13,300
   Lason Holdings, Inc. +                                    500        27,375
   On Assignment, Inc. +                                     400        13,600
   Pharmaceutical Product Development, Inc. +                500        13,500
   Protection One, Inc.                                    3,000        33,750
   QRS Corp. +                                               400        15,200
   Realty Information Group, Inc. +                        1,300        10,887
   Robert Half International, Inc. +                         400        16,050
   SunGard Data Systems, Inc. +                              400        13,500
   Young & Rubicam, Inc. +                                   400        10,450
                                                                   -----------
                                                                       191,059
                                                                   -----------
Communications & Media (7.5%)
   America Online, Inc. +                                    100        12,706
   Central European Media Enterprises, Ltd. Class A +        900         5,737
   Heftel Broadcasting Corp. +                               300        12,337
   Infoseek Corp.+                                           500        14,781
   Outdoor Systems, Inc. +                                   700        15,444
   USA Networks, Inc. +                                      500        11,250
   Yahoo!, Inc. +                                            100        13,084
                                                                   -----------
                                                                        85,339
                                                                   -----------
Computers (9.3%)
   BMC Software, Inc. +                                      500        24,031
   Citrix Systems, Inc. +                                    200        14,175
   Compuware Corp. +                                         200        10,837
   Documentum, Inc. +                                        200         6,800
   JDA Software Group, Inc. +                              1,400        13,300
   New Era of Networks, Inc. +                               300        14,775
   Transaction Systems Architects, Inc. Class A +            600        21,656
                                                                   -----------
                                                                       105,574
                                                                   -----------
Consumer Durables (0.4%)
   Furniture Brands International, Inc. +                    200         4,300
                                                                   -----------
Consumer Non-Durables (3.8%)
   Central Garden & Pet Co. +                              2,200        43,450
                                                                   -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- POST-VENTURE CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES       VALUE
                                                       ------       -----
COMMON STOCKS (CONT'D)

Consumer Services (2.6%)
     DeVRY, Inc. +                                        600     $ 13,200
     Service Experts, Inc. +                              100        3,019
     Stewart Enterprises, Inc. Class A                    600       13,837
                                                                  --------
                                                                    30,056
                                                                  --------
Electronics (11.7%)
     Avant! Corp. +                                     2,400       40,950
     Linear Technology Corp.                              400       23,850
     Maxim Integrated Products, Inc. +                  1,000       35,688
     Uniphase Corp. +                                     400       19,800
     Vitesse Semiconductor Corp. +                        400       12,900
                                                                  --------
                                                                   133,188
                                                                  --------
Energy (1.0%)
     Forcenergy Gas Exploration, Inc. +                 1,800       10,688
                                                                  --------
Environmental Services (3.5%)
     Republic Services, Inc. Class A +                    600       13,125
     Waste Management, Inc.                               600       27,075
                                                                  --------
                                                                    40,200
                                                                  --------
Financial Services (0.7%)
     Nationwide Financial Services, Inc.                  200        8,300
                                                                  --------
Food, Beverages & Tobacco (0.9%)
     Suiza Foods Corp. +                                  300        9,788
                                                                  --------
Healthcare (2.3%)
     NovaCare, Inc. +                                     300        1,238
     Total Renal Care Holdings, Inc. +                  1,000       24,500
                                                                  --------
                                                                    25,738
                                                                  --------
Industrial Manufacturing & Processing (3.5%)
     Mettler-Toledo International, Inc. +               1,800       39,375
                                                                  --------
Leisure & Entertainment (5.7%)
     Coach USA, Inc. +                                  2,000       53,625
     Premier Parks, Inc. +                                500       11,094
                                                                  --------
                                                                    64,719
                                                                  --------
Metals & Mining (2.6%)
     Metals USA, Inc. +                                 3,000       29,813
                                                                  --------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- POST-VENTURE CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES       VALUE
                                                       ------       -----
COMMON STOCKS (CONT'D)

Pharmaceuticals (10.2%)
     Alkermes, Inc. +                                   2,000     $   39,000
     ChiRex, Inc. +                                     2,800         42,700
     Medimmune, Inc. +                                    500         33,625
                                                                  ----------
                                                                     115,325
                                                                  ----------
Publishing (1.0%)
     Scholastic Corp. +                                   300         11,831
                                                                  ----------
Retail (4.4%)
     Barnes & Noble, Inc. +                               800         26,100
     Stage Stores, Inc. +                                 900         11,925
     Whole Foods Market, Inc. +                           300         12,019
                                                                  ----------
                                                                      50,044
                                                                  ----------
Telecommunications & Equipment (10.2%)
     Cisco Systems, Inc. +                                200         12,600
     Gilat Communications, Ltd. +                       2,600         19,013
     Intermedia Communications of Florida, Inc. +         500          9,250
     McLeodUSA, Inc. Class A +                          1,200         43,875
     Teledata Communications, Ltd. +                    2,000         30,625
                                                                  ----------
                                                                     115,363
                                                                  ----------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $1,296,885*)            $1,136,275
                                                                  ==========

--------------------------------------------------------------------------------
 + Non-income producing security.
 * Cost for federal income tax purposes is $1,304,770.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998
--------------------------------------------------------------------------------

ASSETS

 Investments at value (Cost $1,296,885)                       $1,136,275
 Receivable for investment sold                                   68,915
 Other assets                                                     26,742
 Dividends, interest, and reclaims receivable                        119
                                                              ----------
   TOTAL ASSETS                                                1,232,051
                                                              ----------

LIABILITIES

 Payable for investments purchased                                35,379
 Accrued expenses payable                                         16,511
 Other liabilities                                                     9
                                                              ----------
   TOTAL LIABILITIES                                              51,899
                                                              ----------

NET ASSETS, applicable to 143,444 shares outstanding          $1,180,152
                                                              ==========

NET ASSET VALUE, offering and redemption price per share
 ($1,180,152 divided by 143,444)                              $     8.23
                                                              ==========


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

                                          VALUE       SMALL COMPANY     SMALL COMPANY       POST-VENTURE
                                        PORTFOLIO    VALUE PORTFOLIO   GROWTH PORTFOLIO   CAPITAL PORTFOLIO
                                       -----------   ---------------   ----------------   -----------------
INVESTMENT INCOME:
   Dividends                           $   776,352     $    51,759       $    340,259        $    1,826
   Interest                                261,866          15,099            667,349             6,078
   Foreign taxes withheld                   (9,319)              0                  0               (16)
                                       -----------     -----------       ------------        ----------
     Total investment income             1,028,899          66,858          1,007,608             7,888
                                       -----------     -----------       ------------        ----------
EXPENSES:
   Investment advisory                     382,122          55,629          2,012,526            17,840
   Administrative services                 107,008          14,104            452,663             4,772
   Audit                                    20,187          13,024             13,226            13,002
   Custodian/Sub-custodian                  25,315          28,028             53,717            15,204
   Directors                                 1,785           3,425              1,330             2,715
   Insurance                                   (31)             89              3,691                21
   Interest                                    100           3,433                667               100
   Legal                                     7,114           4,805             28,597               271
   Offering/Organizational costs            27,496          10,318             12,649            14,047
   Printing                                  1,901           5,459             17,235             1,562
   Registration                             34,217          16,923             21,990            16,590
   Transfer agent                            1,285           6,666              1,431             1,062
   Miscellaneous                               625           1,200               (490)            1,026
                                       -----------     -----------       ------------        ----------
                                           609,124         163,103          2,619,232            88,212
   Less: fees waived, expenses
     reimbursed and transfer agent
     offsets                              (227,002)       (101,911)          (405,454)          (67,939)
                                       -----------     -----------       ------------        ----------
     Total expenses                        382,122          61,192          2,213,778            20,273
                                       -----------     -----------       ------------        ----------
       Net investment income (loss)        646,777           5,666         (1,206,170)          (12,385)
                                       -----------     -----------       ------------        ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) FROM INVESTMENTS AND FOREIGN
 CURRENCY RELATED ITEMS:
   Net realized loss from security
     and other related transactions     (2,230,950)       (394,793)        (5,366,049)         (106,357)
   Net realized loss from foreign
     currency related items                   (547)              0                  0                 0
   Net change in unrealized
     appreciation (depreciation) from
     investments and foreign currency
     related items                       3,269,632        (105,317)       (38,365,672)         (160,610)
                                       -----------     -----------       ------------        ----------
   Net realized and unrealized gain
     (loss) from investments and
     foreign currency related items      1,038,135        (500,110)       (43,731,721)         (266,967)
                                       -----------     -----------       ------------        ----------
   Net increase (decrease) in net
     assets resulting from operations  $ 1,684,912     $  (494,444)      $(44,937,891)       $ (279,352)
                                       ===========     ===========       ============        ==========

                See Accompanying Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         VALUE PORTFOLIO
                                                              --------------------------------------
                                                                                   FOR THE PERIOD
                                                                                    JUNE 30, 1997
                                                                  FOR THE         (COMMENCEMENT OF
                                                                 YEAR ENDED      OPERATIONS) THROUGH
                                                              OCTOBER 31, 1998    OCTOBER 31, 1997
                                                              ----------------   -------------------
FROM OPERATIONS:
 Net investment income (loss)                                  $      646,777       $     47,540
 Net realized gain (loss) from security and other related
   transactions                                                    (2,230,950)            69,262
 Net realized loss from foreign currency related items                   (547)                 0
 Net change in unrealized appreciation (depreciation) from
   investments and foreign currency related items                   3,269,632           (249,969)
                                                               --------------       ------------
 Net increase (decrease) in net assets resulting from
   operations                                                       1,684,912           (133,167)
                                                               --------------       ------------
FROM DISTRIBUTIONS:
 Dividends from net investment income                                (122,223)                 0
 Distributions from realized gains                                    (79,452)                 0
                                                               --------------       ------------
   Net decrease in net assets from distributions                     (201,675)                 0
                                                               --------------       ------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                      58,860,184         16,031,704
 Reinvested dividends                                                 201,675                  0
 Net asset value of shares redeemed                               (17,199,887)          (333,659)
                                                               --------------       ------------
   Net increase in net assets from capital share
     transactions                                                  41,861,972         15,698,045
                                                               --------------       ------------
   Net increase (decrease) in net assets                           43,345,209         15,564,878
NET ASSETS:
 Beginning of period                                               15,564,878                  0
                                                               --------------       ------------
 End of period                                                 $   58,910,087       $ 15,564,878
                                                               ==============       ============
UNDISTRIBUTED NET INVESTMENT INCOME:                           $      605,017       $     60,177
                                                               ==============       ============


   SMALL COMPANY                 SMALL COMPANY                 POST-VENTURE
  VALUE PORTFOLIO              GROWTH PORTFOLIO              CAPITAL PORTFOLIO
-------------------   -----------------------------------   -------------------
      FOR THE             FOR THE            FOR THE              FOR THE
    YEAR ENDED           YEAR ENDED         YEAR ENDED          YEAR ENDED
 OCTOBER 31, 1998     OCTOBER 31, 1998   OCTOBER 31, 1997    OCTOBER 31, 1998
-------------------   ----------------   ----------------   -------------------

   $      5,666         $ (1,206,170)      $   (825,692)       $    (12,385)

       (394,793)          (5,366,049)        (1,525,965)           (106,357)
              0                    0                  0                   0

       (105,317)         (38,365,672)        42,310,135            (160,610)
   ------------         ------------       ------------        ------------

       (494,444)         (44,937,891)        39,958,478            (279,352)
   ------------         ------------       ------------        ------------

              0                    0                  0                   0
              0                    0                  0                   0
   ------------         ------------       ------------        ------------
              0                    0                  0                   0
   ------------         ------------       ------------        ------------

     12,534,862           44,664,142        109,080,019           1,915,476
              0                    0                  0                   0
    (10,257,549)         (23,423,489)       (28,004,573)           (456,972)
   ------------         ------------       ------------        ------------

      2,277,313           21,240,653         81,075,446           1,458,504
   ------------         ------------       ------------        ------------
      1,782,869          (23,697,238)       121,033,924           1,179,152

          1,000          217,861,007         96,827,083               1,000
   ------------         ------------       ------------        ------------
   $  1,783,869         $194,163,769       $217,861,007        $  1,180,152
   ============         ============       ============        ============
   $     15,999         $          0       $          0        $      1,662
   ============         ============       ============        ============


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                               1998         1997**
PERIOD ENDED:                                                 -------       -------
PER-SHARE DATA
Net asset value, beginning of period                          $ 10.64       $ 10.00
                                                              -------       -------
INVESTMENT ACTIVITIES:
   Net investment income                                         0.16          0.03
   Net gains on investments and foreign currency related
     items (both realized and unrealized)                        0.86          0.61
                                                              -------       -------
       Total from investment activities                          1.02          0.64
                                                              -------       -------
DISTRIBUTIONS:
   From net investment income                                   (0.08)         0.00
   From realized capital gains                                  (0.05)         0.00
                                                              -------       -------
       Total distributions                                      (0.13)         0.00
                                                              -------       -------
Net asset value, end of period                                $ 11.53       $ 10.64
                                                              =======       =======
       Total return                                              9.76%         6.40%+
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $58,910       $15,565
Ratio of expenses to average net assets                           .75%@         .75%*@
   Ratio of net income to average net assets                     1.27%         1.60%*
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                    .44%         1.67%*
Portfolio turnover rate                                         70.74%        34.81%+

--------------------------------------------------------------------------------

** For the period June 30, 1997 (Commencement of Operations) through October 31,
   1997.

 + Non-annualized.

 * Annualized.

 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

PERIOD ENDED:                                                 1998**
                                                              ------
PER-SHARE DATA
Net asset value, beginning of period                          $10.00
                                                              ------
INVESTMENT ACTIVITIES:
   Net investment income                                        0.03
   Net losses on investments (both realized and unrealized)    (2.05)
                                                              ------
       Total from investment activities                        (2.02)
                                                              ------
Net asset value, end of period                                 $7.98
                                                              ======
       Total return                                           (20.20)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $1,784
Ratio of expenses to average net assets                          .99%@
   Ratio of net income to average net assets                     .09%
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                  1.65%
Portfolio turnover rate                                       248.40%

--------------------------------------------------------------------------------

** For the year October 31, 1997 (commencement of operations) through October
   31, 1998.

 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                1998          1997        1996**
PERIOD ENDED:                                                 --------      --------      -------
PER-SHARE DATA
Net asset value, beginning of period                          $  15.89      $  12.92      $ 10.00
                                                              --------      --------      -------
INVESTMENT ACTIVITIES:
   Net investment loss                                           (0.08)        (0.05)       (0.01)
   Net gains or losses on investments (both realized and
     unrealized)                                                 (2.92)         3.02         2.93
                                                              --------      --------      -------
       Total from investment activities                          (3.00)         2.97         2.92
                                                              --------      --------      -------
Net asset value, end of period                                $  12.89      $  15.89      $ 12.92
                                                              ========      ========      =======
       Total return                                             (18.88)%       22.99%       29.20%+
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $194,164      $217,861      $96,827
                                                              --------      --------      -------
Ratio of expenses to average net assets                            .99%@         .99%@        .99%*@
   Ratio of net loss to average net assets                        (.54)%        (.53)%       (.18)%*
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                     .18%          .20%         .69%*
Portfolio turnover rate                                          75.20%        91.59%       57.38%+

--------------------------------------------------------------------------------

** For the period December 29, 1995 (Commencement of Operations) through October
   31, 1996.

 + Non-Annualized

 * Annualized

 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- POST-VENTURE CAPITAL PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout The Period)
--------------------------------------------------------------------------------


                                                              1998**
PERIOD ENDED:                                                 ------
PER-SHARE DATA
Net asset value, beginning of period                          $10.00
                                                              ------
INVESTMENT ACTIVITIES:
   Net investment loss                                         (0.09)
   Net losses on investments (both realized and unrealized)    (1.68)
                                                              ------
       Total from investment activities                        (1.77)
                                                              ------
Net asset value, end of period                                 $8.23
                                                              ======
       Total return                                           (17.70)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $1,180
Ratio of expenses to average net assets                         1.25%@
   Ratio of net loss to average net assets                      (.76)%
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                  4.19%
Portfolio turnover rate                                        98.89%

--------------------------------------------------------------------------------

** For the year October 31, 1997 (Commencement of Operations) through October
   31, 1998.

 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     Warburg Pincus Institutional Fund, Inc. (the "Fund") is an open-end management investment company and currently offers seven managed investment funds (the "Portfolios") of which four are contained in this report: Value Portfolio, which commenced operations on June 30, 1997, seeks total return by investing primarily in equity securities of large-sized domestic companies; Small Company Value Portfolio, which commenced operations on October 31, 1997, seeks long-term capital appreciation by investing primarily in a portfolio of equity securities of small capitalization companies; Small Company Growth Portfolio, which commenced operations on December 29, 1995, seeks capital growth by investing primarily in equity securities of small-sized domestic companies; and Post-Venture Capital Portfolio, which commenced operations on October 31, 1997, seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.

     The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

     When a Portfolio writes or purchases a call or a put option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Portfolio realizes a gain or loss equal to the amount of the premium received or paid. When the Portfolio exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

     The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     The Portfolios may invest in securities of foreign issuers which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the imposition of other laws and restrictions. Securities of foreign issuers are often subject to less rigorous regulatory practices and requirements than those applied in the United States and may also be less liquid (and their prices more volatile) than securities of comparable U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in many respects.

     Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

     No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     Costs incurred in connection with offering of shares have been deferred and are being amortized over a period of one year from the date each Portfolio commenced its operations.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Portfolio, along with the Warburg Funds, transfers

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the year ended October 31, 1998, the Portfolios received credits or reimbursements under this arrangement as follows:


PORTFOLIO                                                     AMOUNT
---------                                                     ------
Value                                                         $1,677
Small Company Value                                              193
Small Company Growth                                           8,756
Post-Venture Capital                                              52

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Portfolio's investment adviser. For its investment advisory services, Warburg is entitled to receive the following fees computed daily and payable monthly based on each Portfolio's average daily net assets:


FUND                                                      ANNUAL RATE
----                                           ---------------------------------
Value                                           .75% of average daily net assets
Small Company Value                             .90% of average daily net assets
Small Company Growth                            .90% of average daily net assets
Post-Venture Capital                           1.10% of average daily net assets


     For the year ended October 31, 1998, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                             GROSS                       NET           EXPENSE
FUND                                      ADVISORY FEE    WAIVER     ADVISORY FEE   REIMBURSEMENTS
----                                      ------------   ---------   ------------   --------------
Value                                      $  382,122    $(196,905)   $  185,217       $   (553)
Small Company Value                            55,629      (52,149)        3,480        (43,388)
Small Company Growth                        2,012,526     (396,698)    1,615,828              0
Post-Venture Capital                           17,840      (17,840)            0        (48,425)

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

     Counsellors Funds Service, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, and PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC
Bank Corp. ("PNC"), serve as each Portfolio's co-administrators. For administrative services, CFSI receives a fee calculated at an annual rate of
 .10% of the Portfolios' average daily net assets. For the year ended October 31, 1998, administrative services fees earned by CFSI were as follows:


PORTFOLIO                                                  CO-ADMINISTRATION FEE
---------                                                  ---------------------
Value                                                            $ 50,950
Small Company Value                                                 6,181
Small Company Growth                                              223,614
Post-Venture Capital                                                1,622

     For administrative services for the Small Company Growth Portfolio, the Value Portfolio, the Post-Venture Capital Portfolio and the Small Company Value Portfolio, PFPC currently receives a fee calculated at an annual rate of .10% on each Fund's first $500 million in average daily net assets, .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion.

     For the year ended October 31, 1998, administrative service fees earned and voluntarily waived by PFPC were as follows:

                                                                                         NET
PORTFOLIO                                    CO-ADMINISTRATION FEE    WAIVER    CO-ADMINISTRATION FEE
---------                                    ---------------------   --------   ---------------------
Value                                              $ 56,058          $(27,867)        $ 28,191
Small Company Value                                   7,923            (6,181)           1,742
Small Company Growth                                229,049                 0          229,049
Post-Venture Capital                                  3,150            (1,622)           1,528

     Counsellors Securities Inc. ("CSI"), also a wholly owned subsidiary of Warburg, serves as distributor of each Portfolio's shares without compensation.

3. LINE OF CREDIT

     The Funds, together with other funds advised by Warburg Pincus Asset Management, Inc., the Funds' investment adviser ("Warburg") (collectively the "Warburg Funds"), have established committed and uncommitted lines of credit facilities with PNC Bank, National Association ("PNC") and an uncommitted line of credit facility with Deutsche Bank, AG, ("Deutsche Bank") for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Effective December 31, 1997, the terms of the committed line of credit with PNC was amended. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

3. LINE OF CREDIT -- (CONT'D)

quarter. In addition, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the Uncommitted lines of credit, the Warburg Funds will pay interest on borrowings at the bank's base rate plus
 .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of (a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an "International Fund") and twenty-five percent (25%) of the assets of any fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. Aggregate borrowings for each fund under the uncommitted line of credit facility with Deutsche Bank may not exceed thirty-three and one-third percent (33 1/3) of the net assets of such fund. At October 31, 1998 and during the year ended October 31, 1998, the following fund had borrowings under the line of credit agreement:

                                  AVERAGE DAILY       AVERAGE        MAXIMUM DAILY     LOAN OUTSTANDING
PORTFOLIO                         LOAN BALANCE    INTEREST RATE %   LOAN OUTSTANDING     AT 10/31/98
---------                         -------------   ---------------   ----------------   ----------------
Small Company Value                  $48,455           6.62%           $1,560,000         $        0

4. INVESTMENTS IN SECURITIES

     Purchases and sales of investment securities for the year ended October 31, 1998 (excluding short-term investments) were as follows:


PORTFOLIO                                    PURCHASES           SALES
---------                                   ------------      ------------
Value                                       $ 72,326,899      $ 32,746,508
Small Company Value                           15,030,093        12,906,166
Small Company Growth                         180,557,946       160,420,878
Post-Venture Capital                           2,785,366         1,382,123


     At October 31, 1998, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                               NET UNREALIZED
                                  UNREALIZED     UNREALIZED     APPRECIATION
PORTFOLIO                        APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------                        ------------   ------------   --------------
Value                            $  5,893,766   $ (3,035,383)   $  2,858,383
Small Company Value                    92,580       (222,247)       (129,667)
Small Company Growth               30,210,130    (23,196,859)      7,013,271
Post-Venture Capital                   75,138       (243,633)       (168,495)


  For the year ended October 31, 1998, purchases of the Small Company Value Portfolio included $1,362,263 of investment securities delivered from shareholders in exchange for 130,610 Shares.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of nine series have been classified, four of which constitute the interests in the Portfolios.

     Transactions in shares of each Portfolio were as follows:

                                                                VALUE PORTFOLIO
                                                     --------------------------------------    SMALL COMPANY
                                                                          FOR THE PERIOD      VALUE PORTFOLIO
                                                                           JUNE 30, 1997      ----------------
                                                         FOR THE         (COMMENCEMENT OF         FOR THE
                                                        YEAR ENDED      OPERATIONS) THROUGH      YEAR ENDED
                                                     OCTOBER 31, 1998    OCTOBER 31, 1997     OCTOBER 31, 1998
                                                     ----------------   -------------------   ----------------
Shares sold                                              5,143,230           1,494,737            1,249,442
Shares issued to shareholders on reinvestment of
 dividends                                                  18,726                   0                    0
Shares redeemed                                         (1,515,002)            (31,225)          (1,026,096)
                                                        ----------          ----------           ----------
Net increase in shares outstanding                       3,646,954           1,463,512              223,346
                                                        ==========          ==========           ==========

                                                                                               POST-VENTURE
                                                              SMALL COMPANY GROWTH               CAPITAL
                                                                    PORTFOLIO                   PORTFOLIO
                                                       -----------------------------------   ----------------
                                                           FOR THE            FOR THE            FOR THE
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                       OCTOBER 31, 1998   OCTOBER 31, 1997   OCTOBER 31, 1998
                                                       ----------------   ----------------   ----------------
Shares sold                                                2,901,804          8,212,874          189,315
Shares issued to shareholders on reinvestment of
 dividends                                                         0                  0                0
Shares redeemed                                           (1,547,500)        (1,992,855)         (45,971)
                                                          ----------         ----------          -------
Net increase in shares oustanding                          1,354,304          6,220,019          143,344
                                                          ==========         ==========          =======

6. LIABILITIES

     At October 31, 1998, the Portfolios had the following liabilities:

                                                             SMALL COMPANY   SMALL COMPANY   POST-VENTURE
                                                   VALUE         VALUE          GROWTH         CAPITAL
                                                 PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                 ---------   -------------   -------------   ------------
Payable for securities purchased (at value)      $328,937       $16,461       $  353,849       $35,379
Administration services fee payable                 4,795           143           14,951            89
Investment advisory fee payable                    30,724             0          101,449             0
Payable for fund shares redeemed                        0             0           44,857             0

7. NET ASSETS

     At October 31, 1998, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences. The Value Portfolio reclassified $(547), from accumulated net realized gain/(loss) from foreign currency related items to undistributed net investment income. The Value Portfolio, the Small Company Value Portfolio, the Small Company Growth Portfolio and the Post-Venture Capital Portfolio reclassified $20,833, $10,333, $1,206,170 and $14,047,

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

7. NET ASSETS -- (CONT'D)

respectively, from accumulated net investment income (loss) to capital contributions.

     Net assets at October 31, 1998, consisted of the following:

                                                            SMALL COMPANY   SMALL COMPANY   POST-VENTURE
                                                 VALUE          VALUE          GROWTH         CAPITAL
                                               PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                              -----------   -------------   -------------   ------------
Capital contributed, net                      $57,526,547    $ 2,267,980    $194,683,859    $ 1,445,457
Undistributed net investment income               605,017         15,999               0          1,662
Accumulated net realized gain (loss) from
 security transactions                         (2,241,140)      (394,793)     (7,675,077)      (106,357)
Net unrealized appreciation (depreciation)
 from investments and foreign currency
 related items                                  3,019,663       (105,317)      7,154,987       (160,610)
                                              -----------    -----------    ------------    -----------
Net assets                                    $58,910,087    $ 1,783,869    $194,163,769    $ 1,180,152
                                              ===========    ===========    ============    ===========

8. CAPITAL LOSS CARRYOVER

     At October 31, 1998, capital loss carryovers available to offset possible future gains of each portfolio were as follows:

                                                          CAPITAL LOSS CARROVER
                                                               EXPIRING IN
                                                    ----------------------------------   TOTAL CAPITAL
                                                      2004        2005         2006      LOSS CARRYOVER
                                                    --------   ----------   ----------   --------------
Value Portfolio                                     $      0   $        0   $2,079,786     $2,079,786
Small Company Value Portfolio                              0            0      370,443        370,443
Small Company Growth Portfolio                       773,601    1,532,594    5,229,027      7,535,222
Post-Venture Capital Portfolio                             0            0       98,472         98,472

WARBURG PINCUS INSTITUTIONAL FUND, INC.
SHAREHOLDER TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1998, the following dividends and distributions per share were paid by each of the Funds:

                                  ORDINARY
                                   INCOME      MID-TERM        LONG-TERM          % OF ORDINARY INCOME
                                    PER      CAPITAL GAINS   CAPITAL GAINS      DIVIDEND QUALIFYING FOR
FUND                               SHARE       PER SHARE       PER SHARE     DIVIDENDS RECEIVED DEDUCTION*
----                              --------   -------------   -------------   ------------------------------
                                                                                          1997
                                                                                         -----
PAYMENT DATE                      12/19/97     12/19/97        12/19/97

Value Portfolio                   $ 0.1391     $ 0.0000         $0.0000                  31.49

     The Small Company Value Portfolio, the Small Company Growth Portfolio and the Post-Venture Capital Portfolio did not pay any ordinary income dividends or capital gain distributions during the current fiscal year. Further, the above information was provided to calendar year taxpayers via Form 1099-DIV mailed in January of 1998. Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999.

--------------------------------------------------------------------------------
* Available to Corporate Shareholders only.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of WARBURG, PINCUS INSTITUTIONAL FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments of Warburg, Pincus Institutional Fund, Inc. -- Post-Venture Capital Portfolio, and the statements of net assets of Warburg, Pincus Institutional Fund, Inc. -- Value Portfolio, Small Company Value Portfolio and Small Company Growth Portfolio (all portfolios collectively referred to as the "Fund") as of October 31, 1998 and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each portfolio of the Fund at October 31, 1998, the results of their operations for the year then ended, changes in their net assets for each of the two years (or periods) presented and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 11, 1998

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COUNSELLORS SECURITIES INC., DISTRIBUTOR.                          WPINU-2-1098